LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED DECEMBER 17, 2021

TO THE PROSPECTUS AND STATEMENT

OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

1a)	Effective on or about February 22, 2022, for the fund marked with an asterisk in Schedule A, the following replaces the section titled “Exchanging shares” in the fund’s Prospectus:

There are currently no exchange privileges in effect with respect to the fund.

1b)

Effective on or about February 22, 2022, for each of the funds listed in Schedule A, the following replaces the first bullet in the section titled “Other things to know about transactions – Medallion signature guarantees” in each fund’s Prospectus:

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are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another Western Asset money market fund sold by the Distributor with a different account registration

2a)	Effective on or about February 22, 2022, for each of the funds listed in Schedule A, the following replaces the section titled “EXCHANGE OF SHARES” in each fund’s SAI:

Exchanges of Fund shares are discussed under the Buying shares”, “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another Western Asset money market fund sold by the Distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

The exchange privilege is not available with respect to Government Reserves, Institutional Liquid Reserves, Premier Institutional Liquid Reserves or Class L shares of Institutional Government Reserves.

Institutional Shares, Investor Shares and Administration Shares Exchanges. Institutional Shares, Investor Shares and Administration Shares may be exchanged for the same class of shares of another Western Asset money market fund sold by the Distributor without imposition of any charge.

Capital Shares and Premium Shares. Capital Shares and Premium Shares may be exchanged for the same class of shares of another Western Asset money market fund sold by the Distributor without imposition of any charge.

SCHEDULE A

Fund	Date of Prospectus and SAI
LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Government Reserves	December 29, 2020
Western Asset Institutional Liquid Reserves	December 29, 2020
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	December 29, 2020
Western Asset Institutional U.S. Treasury Reserves	December 29, 2020
Western Asset Premier Institutional Government Reserves	December 29, 2020
Western Asset Premier Institutional Liquid Reserves	December 29, 2020
Western Asset Premier Institutional U.S. Treasury Reserves	December 29, 2020
Western Asset Select Tax Free Reserves	December 29, 2020

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset Government Reserves*	December 29, 2020

Please retain this supplement for future reference.

LMFX713679

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